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                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated January 22, 1997, included in Halliburton Company's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.

                                              /s/ Arthur Andersen LLP

                                              ARTHUR ANDERSEN LLP

August 26, 1997
Dallas, Texas